UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  December 19, 2007
                                                       -----------------

                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-11254                                   11-2622630
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       (Commission File Number)               (IRS Employer Identification No.)


    900 Walt Whitman Road, Melville, NY                              11747
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  (Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
             --------------------------------------------------

On December 19, 2007, CopyTele, Inc., through its wholly-owned British Virgin Islands subsidiary, CopyTele International Ltd., completed the purchase of 1,495,845 global depository receipts of Videocon Industries Limited, an Indian company, from Global EPC Ventures Limited, a British Virgin Islands company, pursuant to a previously disclosed GDR Purchase Agreement, dated as of November 2, 2007, with Global EPC Ventures Limited, for a purchase price of $16,200,000. There is no material relationship between CopyTele or any of its affiliates, on the one hand, and Global EPC Ventures Limited, on the other, except as described above.


Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

      (d)    Exhibits.

      2.1 GDR Purchase Agreement, dated November 2, 2007, between CopyTele International Ltd. and Global EPC Ventures Limited.

      2.2 Addendum to the GDR Purchase Agreement, dated November 30, 2007, between CopyTele International Ltd. and Global EPC Ventures Limited.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COPYTELE, INC.

                                         By: /s/ Denis A. Krusos
                                             -------------------
                                         Denis A. Krusos
                                         Chairman of the Board,
Date: December 21, 2007                  Chief Executive Officer


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                            Description
-----------                            -----------

2.1 GDR Purchase Agreement, dated November 2, 2007, between CopyTele International Ltd. and Global EPC Ventures Limited.

2.2 Addendum to the GDR Purchase Agreement, dated November 30, 2007, between CopyTele International Ltd. and Global EPC Ventures Limited.


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